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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 9, 2004


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 2004, providing for the issuance of
                 Carrington Mortgage Loan Trust, Series 2004-NC2
                     Asset Backed Pass-Through Certificates)



                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)
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
           Delaware                                  333-107958                 01-0791848
 ----------------------------------                  --------------             -------------------------
(State or Other Jurisdiction                         (Commission                (I.R.S. Employer
of Incorporation)                                    File Number)               Identification Number)

390 Greenwich Street
New York, New York                                                           10013
--------------------------------------------                                 ------
(Address of Principal Executive Offices)                                    Zip Code)

Registrant's telephone number, including area code:  (212) 816-6000
                                                     --------------


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

                                      -2-


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01.       Other Events
                 ------------


Description of the Certificates and the Mortgage Pool

         Citigroup Mortgage Loan Trust Inc. (the "Registrant") plans a series of certificates, entitled Carrington Mortgage Loan Trust, Series 2004-NC2 Asset Backed Pass-Through Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004, among the Registrant as depositor, New Century Mortgage Corporation as servicer and Deutsche Bank National Trust Company as trustee. The Certificates designated as the Series 2004-NC2 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second lien fixed-rate and adjustable-rate residential mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Citigroup Global Markets Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus

Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Depositor at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.










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                                      -4-


Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------


                  (a)      Financial Statements.
                           --------------------

                           Not applicable.

                  (b)      Pro Forma Financial Information.
                           -------------------------------

                           Not applicable.

                  (c)      Exhibits.
                           --------





                         Item 601(a) of
                         Regulation S K
    Exhibit No.            Exhibit No.                                     Description
    -----------            -----------                                     -----------
         1                     99             Computational  Materials  (as  defined  in  Item 5)  that  have  been provided by  Citigroup  Global  Markets  Inc. to certain  prospective purchasers of Carrington  Mortgage Loan Trust,  Series 2004-NC2 Asset
                                              Backed Pass-Through Certificates.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 9, 2004

                                         CITIGROUP MORTGAGE LOAN TRUST INC.


                                         By: /s/ Matthew Bollo
                                            -------------------------------
                                         Name:   Matthew Bollo
                                         Title:  Assistant Vice President


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                                Index to Exhibits


                                                                                                Sequentially
    Exhibit No.                                  Description                                   Numbered Page
    -----------                                  -----------                                   -------------
        99.5          Computational  Materials  (as  defined  in Item 5) that have been              P
                      provided by Citgroup  Global Markets Inc. to certain  prospective purchasers of Carrington  Mortgage Loan Trust,  Series  2004-NC2,
                      Asset Backed Pass-Through Certificates.

                                  EXHIBIT 99.5


                                [FILED BY PAPER]